EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, Thomas P. Russo, Executive Vice President, Treasurer and Chief Financial Officer of MetaMorphix, Inc. (the "Registrant"), certify that to the best of my knowledge, based upon a review of the quarterly report on Form 10-QSB for the period ended March 31, 2006 of the Registrant (the "Report"):

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                     By:             /s/ Thomas P. Russo

                                                     Thomas P. Russo
                                         EXECUTIVE VICE PRESIDENT, TREASURER AND
                                               Chief Financial Officer of
                                                    METAMORPHIX, INC.

Date:  October 3, 2006